ING FUNDS TRUST

ING Institutional Prime Money Market Fund

(“Fund”)

Supplement dated November 8, 2010 to the Fund’s Class I and Class IS

Prospectus and Statement of Additional Information

each dated July 30, 2010

On October 21, 2010, the Board of Trustees of ING Funds Trust approved a proposal to liquidate the Fund. It is expected that the liquidation will take place on or about December 20, 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE